                                                                     EXHIBIT 4.4



                       TRUST SUPPLEMENT NO. 1997-1A-1
                                     TO
                        PASS THROUGH TRUST AGREEMENT


                        Dated as of December 23, 1997

                                   between

                           UNITED AIR LINES, INC.

                                     and

                 FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 as Trustee





                        ============================



                                $445,826,000

     United Airlines Enhanced Pass Through Certificates, Series 1997-1A

                       TRUST SUPPLEMENT NO. 1997-1A-1

                        Dated as of December 23, 1997

             Enhanced Pass Through Certificates, Series 1997-1A

                               ---------------

                              Table of Contents

                               ---------------





                                                        ARTICLE I
                                                   DECLARATION OF TRUST                                                PAGE
                                                                                                                       ----
Section 1.01.    Declaration of Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

                                                        ARTICLE II
                                                     THE CERTIFICATES

Section 2.01.    The Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

                                                       ARTICLE III
                                                       DEFINITIONS


Section 3.01.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                                        ARTICLE IV
                                                       THE TRUSTEE

Section 4.01.    The Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

                                                        ARTICLE V
                                                 MISCELLANEOUS PROVISIONS

Section 5.01.    Basic Agreement Ratified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Section 5.02.    GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Section 5.03.    Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Section 5.04.    Limitation on Class A Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

Exhibit A        Form of Initial U.S. Global Certificate and Form of Temporary
                 Offshore Global Certificate
Exhibit B        DTC Letter of Representations
Exhibit C        Scheduled Payments of Principal on Class A Certificates
Exhibit D        Equipment Notes, Principal Amounts and Maturities
Exhibit E        Aircraft, Registration Numbers and Maturities
Exhibit F        Note Documents

                         TRUST SUPPLEMENT NO. 1997-1A-1

                 This Trust Supplement No. 1997-1A-1, dated as of December 23, 1997 (herein called the "Trust Supplement"), between United Air Lines, Inc., a Delaware corporation (the "Company"), and First Security Bank, National Association (the "Trustee"), to the Pass Through Trust Agreement, dated as of December 23, 1997 (the "Basic Agreement"), between the Company and the Trustee.


                 WHEREAS, the Basic Agreement, which is unlimited as to the aggregate principal amount of Certificates that may be issued thereunder, has heretofore or concurrently herewith been executed and delivered;

                 WHEREAS, the Company intends (i) in connection with ten separate debt financings, each secured by an Owned Aircraft, to issue on a recourse basis Equipment Notes and (ii) in connection with four separate leveraged lease transactions relating to the Leased Aircraft, to refinance the current the indebtedness originally incurred to finance the purchase by the Owner Trustee of such Leased Aircraft through the issuance of Equipment Notes by each such Owner Trustee, acting on behalf of its respective Owner Participant, on a non-recourse basis;

                 WHEREAS, pursuant to the terms and conditions of the Basic Agreement as supplemented by this Trust Supplement (the "Agreement"), the Trustee shall purchase such Equipment Notes issued by the Company, in the case of the Owned Aircraft, and each Owner Trustee, in the case of the Leased Aircraft, of the same interest rate as the Certificates of the class issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Certificateholders of such class;

                 WHEREAS, the Trustee intends to declare the creation of this Trust (the "1997-1A-1 Trust") for the benefit of the Certificateholders of the Certificates issued hereunder, and the initial Certificateholders, as the grantors of this 1997-1A-1 Trust, by their respective acceptances of the Certificates issued hereunder, intend to join in the creation of this 1997-1A-1 Trust with the Trustee;

                 WHEREAS, the Basic Agreement provides for the creation in the future of additional trusts of the same class (collectively, the "Class A Trusts");

                 WHEREAS, all Certificates to be issued by the 1997-1A-1 Trust will evidence fractional undivided interests in the 1997-1A-1 Trust created hereby and in all Class A Trusts and will convey no rights, benefits or interests in respect of any property other than the Trust Property of the Class A Trusts;

                 WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

                 WHEREAS, this Trust Supplement shall, upon effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement described in the Registration Rights Agreement, be subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions;

                 NOW, THEREFORE, in consideration of the premises herein, it is agreed between the Company and the Trustee as follows:

                                   ARTICLE I
                              DECLARATION OF TRUST

                 Section 1.01. Declaration of Trust. The Trustee hereby declares the creation of this 1997-1A-1 Trust for the benefit of the Certificateholders of the Certificates issued hereunder, and the initial Certificateholders, as the grantors of the 1997-1A-1 Trust, by their respective acceptances of the Certificates issued hereunder, join in the creation of this 1997-1A-1 Trust with the Trustee.

                                  ARTICLE II
                                THE CERTIFICATES

                 Section 2.01. The Certificates. There is hereby created a class of Certificates to be issued under the Agreement, designated and to be distinguished and known as "Enhanced Pass Through Certificates, Series 1997-1A" (the "Class A Certificates"). Each Certificate represents a Fractional Undivided Interest in the 1997-1A-1 Trust created hereby and a fractional undivided interest in all Class A Trusts. The terms and conditions applicable to the Class A Certificates are as follows:

                 1. The aggregate principal amount of the Class A Certificates that shall be authenticated under the Agreement (except for Class A Certificates authenticated and delivered pursuant to Sections 3.04, 3.07 and 3.10 of the Basic Agreement) upon their initial issuance is $445,826,000.

                 2.       The Cut-off Date is December 23, 1997.

                 3. The Regular Distribution Dates with respect to any payment of Scheduled Payments means each March 2, June, September 2 and December 2, commencing March 2, 1997 and ending December 2, 2002.

                 4. The Special Distribution Dates with respect to the Class A Certificates are any Business Day on which a Special Payment is to be distributed pursuant to the Agreement.

                 5. The Class A Certificates shall be in the form attached hereto as Exhibit A. The Class A Certificates shall (i) initially be issued as an Initial Certificate (which may be exchanged for Exchange Certificates pursuant to the Registration Rights Agreement), (ii) be either a U.S. Global Certificate or a Temporary Offshore Global Certificate and (iii) be subject to the conditions set forth in the Letter of Representations between the Company and the Depositary attached hereto as Exhibit B.

                 6. The Scheduled Payments of principal shall be as set forth in Exhibit C.

                 7. The proceeds of the Class A Certificates issued under the Class 1997-1A-1 Trust shall be used to purchase the Equipment Notes described in Exhibit D.

                 8. The Equipment Notes described in paragraph 7 relate to the Aircraft listed in Exhibit E.

                 9.       The related Note Documents are listed in Exhibit F.

                 10. The Class A Certificates shall bear the following legend:

                 EITHER: (A) THE HOLDER IS NOT ACQUIRING THIS CERTIFICATE WITH PLAN ASSETS OF ANY PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); OR (B) THE HOLDER'S PURCHASE AND HOLDING OF THIS CERTIFICATE IS EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF SECTION 406(A) OF ERISA AND SECTION 4975 OF THE CODE BY AN ADMINISTRATIVE CLASS PROHIBITED TRANSACTION EXEMPTION GRANTED BY THE DEPARTMENT OF LABOR.

                 11. The Class A Certificates shall have the benefit of the Class A Liquidity Facilities (as defined in the Intercreditor Agreement).


                                  ARTICLE III
                                  DEFINITIONS

                 Section 3.01. Definitions. Unless otherwise specified herein, capitalized terms used herein without definition shall have the respective meanings specified heretofore in the Basic Agreement.

                                  ARTICLE IV
                                 THE TRUSTEE

                 Section 4.01. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

                 Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Trust Supplement other than as set forth in the Basic Agreement, and this Trust Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Basic Agreement, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.


                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

                 Section 5.01. Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

                 Section 5.02. GOVERNING LAW. THIS TRUST SUPPLEMENT AND THE CLASS A CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW)) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 Section 5.03. Execution in Counterparts. This Trust Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                 Section 5.04. Limitation on Class A Certificates. At the time of the creation of any additional Class A Trust and the issuance of Class A Certificates pursuant thereto, and taking such issuance into account, the aggregate outstanding principal amount of Class A Certificates issued under all Class A Trusts shall not exceed $445,826,000.

         IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized, as of the day and year first written above.


                                          UNITED AIR LINES, INC.



                                          By: /s/ THOMAS A. MUTRYN
                                              --------------------------------
                                              Name: Thomas A. Mutryn
                                              Title:   Vice President &
                                                        Treasurer





                                  S-1          TRUST SUPPLEMENT NO. 1997-1A-1

                                    FIRST SECURITY BANK,
                                    NATIONAL ASSOCIATION,
                                    as Trustee


                                    By: /s/ C. SCOTT NIELSEN
                                        ------------------------------------
                                        Name:  C. Scott Nielsen
                                             -------------------------------
                                        Title: Vice President
                                              ------------------------------





                                 S-2           TRUST SUPPLEMENT NO. 1997-1A-1

                                    EXHIBIT A


                           FORM OF CLASS A CERTIFICATE


REGISTERED                                            $_________________________
                                                   Fractional Undivided Interest
No. R - _____
                                                       CUSIP NO. _______________



         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT;
         (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY UNITED AIR LINES, INC., THE TRUSTEE OR ANY AFFILIATE OF ANY SUCH PERSON RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO UNITED, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING $100,000 OR MORE AGGREGATE PRINCIPAL AMOUNT OF SUCH CERTIFICATE THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS

         TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY UNITED AIR LINES, INC., THE TRUSTEE OR ANY AFFILIATE OF ANY SUCH PERSONS, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST

         TRANSFERS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.05 AND 3.06 OF THE PASS THROUGH TRUST AGREEMENT REFERRED TO HEREIN.







------------------

         EITHER: (A) THE HOLDER IS NOT ACQUIRING THIS CERTIFICATE WITH PLAN ASSETS OF ANY PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); OR (B) THE HOLDER'S PURCHASE AND HOLDING OF THIS CERTIFICATE IS EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF SECTION 406(A) OF ERISA AND
         SECTION 4975 OF THE CODE BY AN ADMINISTRATIVE CLASS PROHIBITED TRANSACTION EXEMPTION GRANTED BY THE DEPARTMENT OF LABOR.



                   UNITED AIRLINES 1997-1A PASS THROUGH TRUST

               UNITED AIRLINES [INITIAL] [EXCHANGE] ENHANCED PASS
                       THROUGH CERTIFICATE, SERIES 1997-1A

               Final Expected Distribution Date: December 2, 2002

evidencing a fractional undivided interest in a trust, the property of which includes certain equipment notes each secured by an Aircraft owned by or leased to United Air Lines, Inc.

                  THIS CERTIFIES THAT CEDE & CO., for value received, is the
registered owner of a _____________ Dollars ($       ) Fractional Undivided
Interest in the United Airlines 1997-1A Pass Through Trust (the "Trust") created by First Security Bank, National Association, as trustee (the "Trustee") pursuant to a Pass Through Trust Agreement, dated as of December 23, 1997 (the "Basic Agreement"), as supplemented by Trust Supplement No. 1997-1A-1 (collectively, the "Agreement") between the Trustee and United Air Lines, Inc., a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "United Airlines [Initial] [Exchange] Enhanced Pass Through Certificates, Series 1997-1A" (the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement.

                  By virtue of its acceptance hereof, the Certificateholder of this Certificate assents to and agrees to be bound by the provisions of the Agreement, the Intercreditor Agreement and the Note Purchase Agreement. The property of the Trust includes (i) certain Equipment Notes and all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the related Escrow Account, the related Certificate Account and the related Special Payments Account, (iii) all rights of such Trust and the Trustee, on behalf of such Trust, under the Intercreditor Agreement, the Registration Rights Agreement and the Note Purchase Agreement, including all rights to receive certain payments thereunder and all monies paid to such Trustee on behalf of such Trust pursuant to the Intercreditor Agreement, the Registration Rights

Agreement and the Note Purchase Agreement, and (iv) all monies receivable by the Subordination Agent under the Liquidity Facilities for the Trust (together with the property of all other trusts of the same class the "Trust Property"). Each issue of the Equipment Notes is secured by, among other things, a security interest in the Aircraft leased to or owned by the Company.

                  The Certificates represent fractional undivided interests in the Trust, all other trusts of the same class and the Trust Property, and have no rights, benefits or interest in respect of any assets or property of any trust of another class.

                  Interest applicable to this Certificate will be payable at a floating rate equal to Three-Month LIBOR plus 0.22%.

                  Subject to and in accordance with the terms of the Agreement, the Intercreditor Agreement and the Note Purchase Agreement, from and to the extent of funds then available to the Trustee, there shall be distributed on each March 2, June 2, September 2 and December 2 (a "Regular Distribution Date"), commencing on March 2, 1998, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding such Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust (or, if more than one trust of like class, all such trusts) evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement, the Intercreditor Agreement and the Note Purchase Agreement, if Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust (or, if more than one trust of like class, all such trusts) evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the next Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate. The Certificates are redeemable as and to the extent provided in the Note Purchase Agreement.

                  The Holder of this Certificate is entitled to the benefits of the Registration Rights Agreement, dated as of December 23, 1997, between the Company, the Trustee and the Initial Purchasers named therein (the "Registration Rights Agreement"). If neither the consummation of the Exchange Offer nor the declaration by the SEC of a Shelf Registration to be effective (a "Registration Event") occurs on or prior to 180th day after the Closing Date (as defined in the Registration Rights Agreement), the interest rate per annum borne by the Equipment Notes shall be increased by 0.50%, from and including July 1, 1998, to but excluding the date on which a Registration Event occurs. If the Shelf Registration Statement ceases to be effective at any time during the period specified by the Registration Rights Agreement for more than 60 days, whether or not consecutive, during any 12-month period, the interest rate per annum borne by the Equipment Notes shall be increased by 0.50% from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the Shelf Registration Statement again becomes effective.

                  The Holder of this Certificate is entitled to the benefits of the Note Purchase Agreement, which provides that the interest rate on each series of Equipment Notes relating to the Leased Aircraft shall be reset on the Final Expected Distribution Date. No later than 60 days prior to the Final Expected Distribution Date, the Company shall cause the Trustee to hire (and, if the Company does not so cause the Trustee, the Trustee shall no later than 30 days prior to the Final Expected Distribution Date, hire) an independent investment banker (the "Reset Agent") of recognized national standing (which may be an Initial Purchaser) to (i) determine the interest rate on each series of the Equipment Notes relating to the Leased Aircraft to an interest rate that, in the good faith determination of the Reset Agent, after consideration of the then current rates for pass through certificates of the Company and other comparable equipment lessees having similar tenor, rating and other pricing terms, shall enable each such series of Equipment Notes to be sold at 100% of the principal amount thereof on the Final Expected Distribution Date, and (ii) for such reasonable fee payable by the applicable Trust as shall be mutually agreed by the and the Reset Agent, use its best efforts to sell any such Equipment Notes with such new interest rates on the Final Expected Distribution Date or as promptly as practicable thereafter.

                  Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate shall be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

                  THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER OF THIS CERTIFICATE SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Reference is hereby made to the further provisions of this Certificate set forth in the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly signed, manually or in facsimile, by its Authorized Officer.


Dated:   __________________                UNITED AIRLINES 1997-1A PASS
                                           THROUGH TRUST

                                  By:      FIRST SECURITY BANK, NATIONAL
                                           ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Trustee



                                           By:
                                              ----------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                      --------------------------
                                      A-6

               FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Certificates referred to in the within-mentioned Agreement.



                                       FIRST SECURITY BANK, NATIONAL
                                       ASSOCIATION,
                                       not in its individual capacity but solely as Trustee


                                       By:
                                          --------------------------------------
                                                    Authorized Officer

                            [REVERSE OF CERTIFICATE]


                  The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Trustee or any of their affiliates. The Certificates are limited in right or payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it shall look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, at its Corporate Trust Office, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust shall be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $100,000 Fractional Undivided Interest and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Trustee shall require payment by the Holder of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

                             FORM OF TRANSFER NOTICE



         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

-------------------
please print or typewrite name and address including zip code of assignee

-------------------
the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing

-------------------
attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.


                     [THE FOLLOWING PROVISION TO BE INCLUDED
                               ON ALL CERTIFICATES
                      EXCEPT PERMANENT OFFSHORE GLOBAL AND
                         OFFSHORE PHYSICAL CERTIFICATES]


                  In connection with any transfer of this Certificate occurring prior to the date that is the earlier of the date of an effective Registration Statement or December 23, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[    ]            (a) this Certificate is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[    ]            (b) this Certificate is being transferred other than in
                  accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Certificate and the Agreement.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Certificate in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section
3.06 of the Agreement shall have been satisfied.

Date:                                   [Name of Transferor]

                                        ------------------------------------

                                 NOTE: The signature must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.



Signature Guarantee:


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.



Dated:
                                        NOTE:  To be executed by an
                                               executive officer.

                                   EXHIBIT B

                         DTC LETTER OF REPRESENTATIONS

                                   EXHIBIT C

                        SCHEDULED PAYMENTS OF PRINCIPAL
                            ON CLASS A CERTIFICATES

                                   EXHIBIT D

              EQUIPMENT NOTES, PRINCIPAL AMOUNTS AND MATURITIES

Equipment Notes          Principal Amount                  Maturity
---------------          ----------------                  --------
  OWNED
  -----
1997 A320-1-A1           $   17,388,000                 December 2, 2002
1997 A320-1-B1                4,158,000                 December 2, 2002
1997 A320-1-C1                4,914,000                 December 2, 2002
1997 A320-2-A1               17,388,000                 December 2, 2002
1997 A320-2-B1                4,158,000                 December 2, 2002
1997 A320-2-C1                4,914,000                 December 2, 2002
1997 A320-3-A1               17,595,000                 December 2, 2002
1997 A320-3-B1                4,207,000                 December 2, 2002
1997 A320-3-C1                4,973,000                 December 2, 2002
1997 A320-4-A1               17,779,000                 December 2, 2002
1997 A320-4-B1                4,251,000                 December 2, 2002
1997 A320-4-C1                5,025,000                 December 2, 2002
1997 747-2-A1                64,961,000                 December 2, 2002
1997 747-2-B1                15,534,000                 December 2, 2002
1997 747-2-C1                18,359,000                 December 2, 2002
1997 747-1-A1                64,961,000                 December 2, 2002
1997 747-1-B1                15,534,000                 December 2, 2002
1997 747-1-C1                 2,362,000                 December 2, 2002
1997 777-1-A1                48,300,000                 December 2, 2002
1997 777-1-B1                11,550,000                 December 2, 2002
1997 777-1-C1                13,650,000                 December 2, 2002
1997 777-2-A1                48,813,000                 December 2, 2002
1997 777-2-B1                11,673,000                 December 2, 2002
1997 777-2-C1                13,795,000                 December 2, 2002
1997 777-3-A1                48,905,000                 December 2, 2002
1997 777-3-B1                11,695,000                 December 2, 2002
1997 777-3-C1                13,821,000                 December 2, 2002
1997 777-4-A1                57,012,000                 December 2, 2002
1997 777-4-B1                13,633,000                 December 2, 2002
1997 777-4-C1                16,113,000                 December 2, 2002


  LEASED
  ------
Equipment Notes         Principal Amount              Maturity
---------------         ----------------              --------
1994 737B-A1            $   10,750,000             December 2, 2015
1994 737B-B1                 2,570,000             December 2, 2014
1994 737B-C1                 3,038,000             December 2, 2013
1994 737B-D1                 2,751,192             December 2, 2004
1994 737C-A1                10,658,000             December 2, 2015
1994 737C-B1                 2,548,000             December 2, 2015
1994 737C-C1                 3,012,000             December 2, 2014
1994 737C-D1                 2,890,399             December 2, 2013
1994 737D-A1                10,658,000             December 2, 2015
1994 737D-B1                 2,548,000             December 2, 2015
1994 737D-C1                 3,012,000             December 2, 2014
1994 737D-D1                 2,890,399             December 2, 2013
1994 737E-A1                10,658,000             December 2, 2015
1994 737E-B1                 2,548,000             December 2, 2015
1994 737E-C1                 3,012,000             December 2, 2014
1994 737E-D1                 2,891,192             December 2, 2013

                                   EXHIBIT E

                 AIRCRAFT, REGISTRATION NUMBERS AND MATURITIES

                             Aircraft
                           Registration
Aircraft                      Number                 Maturity
--------                   ------------              --------
Boeing 747-422               N193UA               December 2, 2002
Boeing 747-422               N194UA               December 2, 2002
Airbus A320-232              N433UA               December 2, 2002
Airbus A320-232              N434UA               December 2, 2002
Airbus A320-232              N435UA               December 2, 2002
Airbus A320-232              N436UA               December 2, 2002
Boeing 777-222               N776UA               December 2, 2002
Boeing 777-222               N778UA               December 2, 2002
Boeing 777-222               N780UA               December 2, 2002
Boeing 777-222IGW            N786UA               December 2, 2002
Boeing 777-322               N202UA               December 2, 2015
Boeing 777-322               N203UA               December 2, 2015
Boeing 777-322               N398UA               December 2, 2015
Boeing 777-322               N399UA               December 2, 2015

                                   EXHIBIT F

                                 NOTE DOCUMENTS

                          Aircraft
                        Registration
Aircraft                   Number                 Note Document
--------                -------------             -------------
OWNED
-----
Boeing 747-422             N193UA              Participation Agreement
                                               Trust Indenture and Mortgage
                                               Equipment Note, Series A
                                               Equipment Note, Series B
                                               Equipment Note, Series C

Boeing 747-422             N194UA              Participation Agreement
                                               Trust Indenture and Mortgage
                                               Equipment Note, Series A
                                               Equipment Note, Series B
                                               Equipment Note, Series C

Airbus A320-232            N433UA              Participation Agreement
                                               Trust Indenture and Mortgage
                                               Equipment Note, Series A
                                               Equipment Note, Series B
                                               Equipment Note, Series C

Airbus A320-232            N434UA              Participation Agreement
                                               Trust Indenture and Mortgage
                                               Equipment Note, Series A
                                               Equipment Note, Series B
                                               Equipment Note, Series C

Airbus A320-232            N435UA              Participation Agreement
                                               Trust Indenture and Mortgage
                                               Equipment Note, Series A
                                               Equipment Note, Series B
                                               Equipment Note, Series C

Airbus A320-232            N436UA              Participation Agreement
                                               Trust Indenture and Mortgage
                                               Equipment Note, Series A
                                               Equipment Note, Series B
                                               Equipment Note, Series C

                           Aircraft
                         Registration
Aircraft                    Number                    Note Document
--------                 -------------                -------------
Boeing 777-222             N776UA             Participation Agreement
                                              Trust Indenture and Mortgage
                                              Equipment Note, Series A
                                              Equipment Note, Series B
                                              Equipment Note, Series C

Boeing 777-222             N778UA             Participation Agreement
                                              Trust Indenture and Mortgage
                                              Equipment Note, Series A
                                              Equipment Note, Series B
                                              Equipment Note, Series C

Boeing 777-222             N780UA             Participation Agreement
                                              Trust Indenture and Mortgage
                                              Equipment Note, Series A
                                              Equipment Note, Series B
                                              Equipment Note, Series C

Boeing 777-222             N786UA             Participation Agreement
                                              Trust Indenture and Mortgage
                                              Equipment Note, Series A
                                              Equipment Note, Series B
                                              Equipment Note, Series C

LEASED
------

Boeing 737-322             N202UA             Participation Agreement, as amended
                                              Amended and Restated Trust
                                                Indenture and Security Agreement
                                              Lease Agreement, as amended
                                              Equipment Note, Series A
                                              Equipment Note, Series B
                                              Equipment Note, Series C
                                              Equipment Note, Series D

                           Aircraft
                         Registration
Aircraft                    Number                    Note Document
--------                 -------------                -------------
Boeing 737-322              N203UA          Participation Agreement, as amended
                                            Amended and Restated Trust
                                              Indenture and Security Agreement
                                            Lease Agreement, as amended
                                            Equipment Note, Series A
                                            Equipment Note, Series B
                                            Equipment Note, Series C
                                            Equipment Note, Series D

Boeing 737-322              N398UA          Participation Agreement, as amended
                                            Amended and Restated Trust
                                              Indenture and Security Agreement
                                            Lease Agreement, as amended
                                            Equipment Note, Series A
                                            Equipment Note, Series B
                                            Equipment Note, Series C
                                            Equipment Note, Series D

Boeing 737-322              N399UA          Participation Agreement, as amended
                                            Amended and Restated Trust
                                              Indenture and Security Agreement
                                            Lease Agreement, as amended
                                            Equipment Note, Series A
                                            Equipment Note, Series B
                                            Equipment Note, Series C
                                            Equipment Note, Series D